UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2012

ENTROPIC COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33844	33-0947630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6290 Sequence Drive

San Diego, CA 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 768-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 12, 2012, in conjunction with and as a condition to closing the acquisition described in Item 2.01 below, Trident Microsystems (Far East) Ltd (“TMFE”) and NXP Semiconductors Netherland B.V. (“NXP”) entered into an Amended and Restated Manufacturing Services Agreement (“MSA”) that was sold to, and assumed by, Entropic Communications, Inc. (the “Company”) upon the closing of the acquisition. NXP, TMFE and the Company also entered into a Support Agreement on April 12, 2012. Under the terms of the MSA, NXP agreed to (a) continue to produce or procure silicon wafers and raw materials necessary for the production of Trident’s legacy set top box products that NXP had been manufacturing for Trident, (b) manufacture such products, (c) deliver resulting finished products and (d) perform certain purchasing, supply chain, and/or quality assurance services as requested by the Company, all on newly negotiated price and other commercial terms. NXP further agreed not to discontinue the manufacturing of any of the set top box products for a period of 18 months following the effective date of the MSA, and thereafter to provide written notice and a six-month manufacturing transition period before terminating the manufacturing of any product. The Company is not obligated to purchase any minimum quantities of products, but does not have an alternative source for manufacturing these products as of the date of this report. NXP has committed to reserving production capacity to fabricate and sell certain volumes of products based on a supply-chain management mechanism that provides the Company the right to “lock in” certain volumes at designated times in the production forecast cycle.

The MSA shall remain in effect until December 31, 2014 unless earlier terminated as permitted in the agreement. The term of the MSA will automatically extend for one additional year at the end of each year unless either party gives notice of non-renewal no later than 24 months prior to the end of the then-current term.

Under the Support Agreement, the Company prepaid NXP $19 million, a portion of which is to be credited against the completion of certain products that are currently a work-in-progress at NXP, and a portion of which is to be generally credited against future orders from NXP by the Company. The Company also received certain credits from NXP in an amount equal to prepayments previously made by Trident to NXP in connection with certain wafer starts, which are to be applied against future orders from NXP by the Company.

The foregoing description of the terms of the MSA is qualified in its entirety by reference to the MSA to be filed with the Securities and Exchange Commission.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 12, 2012, the Company completed its acquisition of assets from Trident Microsystems, Inc. and certain of its subsidiaries (collectively referred to as “Trident”) used in or related to

2.

Trident’s set-top box system on a chip business (the “STB Business”) for a purchase price of $70.7 million, after the preliminary working capital adjustment, plus the assumption of certain specified liabilities pursuant to the terms of that certain Asset Purchase Agreement, dated January 18, 2012, as amended (the “Purchase Agreement”). The working capital adjustment is subject to a post-closing audit and potential further adjustment.

Pursuant to the Purchase Agreement, the Company acquired all of Trident’s specific STB Business products, certain patents and all other intellectual property owned by Trident, certain contracts and prepaid expenses, certain tangible assets, accounts receivable, inventory and equipment. Trident retained its digital television, PC television, audio and terrestrial demod businesses and the Company licensed to Trident certain of the acquired patents and intellectual property for use in the retained businesses. The Company also acquired leased facilities in Austin, Texas, San Diego, California, Belfast, Northern Ireland and Hyderabad, India and the right to use other facilities of Trident under short term Facilities Use Agreements. The Company hired approximately 365 employees. The Company and Trident also entered into a Transition Services Agreement pursuant to which Trident will provide certain services to the Company following the closing, including running operations in certain foreign jurisdictions until local asset transfers are completed in the next 90 days. The Company also agreed to provide certain services to Trident and the purchaser of the digital television business for a period following the closing.

The foregoing description of the terms of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement and the amendments thereto, copies of which are included hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and incorporated herein by reference in their entirety.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statement of Business Acquired

The financial statements required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01; provided, however, that certain historical financial information for the acquired business will not be filed because the information is unavailable to Trident or the Company.

(b) Pro Forma Financial Information

The pro forma financial information required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

3.

(d) Exhibits.

Exhibit Number	Description

99.1(1)	Asset Purchase Agreement, dated January 18, 2012, by and between Entropic Communications, Inc. and Trident Microsystems, Inc. and certain of its subsidiaries.

99.2(1)	Amendment to Asset Purchase Agreement, dated January 18, 2012, by and between Entropic Communications, Inc. and Trident Microsystems, Inc. and certain of its subsidiaries.

99.3	Second Amendment to Asset Purchase Agreement, dated January 18, 2012, by and between Entropic Communications, Inc. and Trident Microsystems, Inc. and certain of its subsidiaries.

99.4	Third Amendment to Asset Purchase Agreement, dated January 18, 2012, by and between Entropic Communications, Inc. and Trident Microsystems, Inc. and certain of its subsidiaries.

99.5	Press Release issued by Entropic Communications, Inc. on April 12, 2012.

(1) Incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 20, 2012.

4.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENTROPIC COMMUNICATIONS, INC.

Dated: April 18, 2012	By:	/s/ Lance W. Bridges
Lance W. Bridges, Esq.
Senior Vice President and General Counsel

5.

EXHIBIT INDEX

Exhibit Number	Description

99.1(1)	Asset Purchase Agreement, dated January 18, 2012, by and between Entropic Communications, Inc. and Trident Microsystems, Inc. and certain of its subsidiaries.

99.2(1)	Amendment to Asset Purchase Agreement, dated January 18, 2012, by and between Entropic Communications, Inc. and Trident Microsystems, Inc. and certain of its subsidiaries.

99.3	Second Amendment to Asset Purchase Agreement, dated January 18, 2012, by and between Entropic Communications, Inc. and Trident Microsystems, Inc. and certain of its subsidiaries.

99.4	Third Amendment to Asset Purchase Agreement, dated January 18, 2012, by and between Entropic Communications, Inc. and Trident Microsystems, Inc. and certain of its subsidiaries.

99.5	Press Release issued by Entropic Communications, Inc. on April 12, 2012.

(1)	Incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the SEC on January 20, 2012.

6.